Exhibit 10.77

EXECUTION

AMENDMENT NO. 1

TO AMENDED AND RESTATED GUARANTY

Amendment No. 1 to Amended and Restated Guaranty, dated as of October 29, 2018 (this “Amendment”) between Private National Mortgage Acceptance Company, LLC (“Guarantor”) and Bank of America, N.A. (“Buyer”).

RECITALS

Guarantor is a party to that certain Amended and Restated Guaranty, dated as of August 13, 2014 made by Guarantor in favor of Buyer (the “Existing Guaranty”; as amended by this Amendment, the “Guaranty”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Guaranty.

Guarantor and Buyer have agreed, subject to the terms and conditions of this Amendment, that the Existing Guaranty be amended to reflect certain agreed upon revisions to the terms of the Existing Guaranty.

Accordingly, Guarantor and Buyer hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Guaranty is hereby amended as follows:

SECTION 1.   Application of Guaranty.  The parties hereby agree that (i) the Guaranty shall only apply to the Obligations of Seller and Guarantor under the Purchase and Sale Agreement and (ii) the Guaranty shall not apply to the Obligations of Seller and Guarantor under that certain Amended and Restated Master Repurchase Agreement, dated as of October 29, 2018 among Bank of America, N.A., as administrative agent (“Administrative Agent”), Seller and certain buyers named therein, which Obligations shall instead be governed by that certain Guaranty dated as of October 29, 2018 made by Guarantor in favor of Administrative Agent.

SECTION 2.    Fees and Expenses.  Guarantor hereby agrees to pay to Buyer any and all reasonable out-of-pocket fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 3.   Conditions Precedent.  This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Guarantor and Buyer.

SECTION 4.   Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Guaranty shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.   Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Form (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 6.   Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.   GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name: Pamela Marsh
Title: Managing Director, Treasurer

BANK OF AMERICA, N.A., as Buyer

By:	/s/ Adam Robitshek
Name: Adam Robitshek
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Guaranty